 Exhibit 32

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aldabra 2 Acquisition Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jason Weiss, Chief Executive Officer and Secretary, on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2007                                                                                /s/ Jason Weiss
            Name: Jason Weiss
            Title: Chief Executive Officer and Secretary
             (Principal Executive Officer and
             Principal Financial Officer)